EXHIBIT 10.25
SUBSCRIPTION AGREEMENT
          This SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of April 12, 2006, is by and among Rhoda Pitcher (the “Subscriber”) and Lulu Holding, Inc., a Delaware corporation (the “Corporation”).
Background
          In accordance with the terms and conditions set forth in this Agreement, the Corporation desires to sell to the Subscriber and the Subscriber desires to purchase from the Corporation certain shares of the capital stock of the Corporation.
          NOW, THEREFORE, in consideration of the covenants, agreements, representations and warranties contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
Agreement
          Section 1.     The Subscriber hereby subscribes for and agrees to purchase the shares of capital stock of the Corporation as listed on Annex I adjacent to the Subscriber’s name (the “Securities”), for the purchase price listed on Annex I.
The Subscriber shall remit payment, denominated in Canadian Dollars, to the Corporation, in exchange for the Securities, by wire transfer in accordance with the instructions of the Corporation. Simultaneously with such payment, the Subscriber shall execute a counterpart signature page to the Stockholders Agreement in substantially the form attached hereto as Exhibit A and a counterpart signature page to the Registration Rights Agreement in substantially the form attached hereto as Exhibit B.
          Section 2.      The Subscriber acknowledges that this subscription is irrevocable but conditioned upon acceptance by the Corporation. As soon as practicable after the acceptance hereof, the Corporation shall cause to be delivered to the undersigned certificates representing the Securities registered in the name of the undersigned. The Corporation represents to the undersigned that the Securities, when issued and delivered in accordance with this Agreement, will be duly authorized, validly issued, fully-paid and non-assessable.
          Section 3.     The Subscriber represents and warrants as follows:
               (a) The Securities to be acquired under this Agreement are being acquired by the Subscriber for investment and not as a nominee or agent for the benefit of any other person, and the Subscriber has no current intention of distributing, reselling or assigning the Securities in violation of the Securities Act of 1933, as amended (the “1933 Act”).
               (b) The Subscriber understands that the Securities have not been registered under the 1933 Act, or under the laws of any other jurisdiction, and that the Corporation does not contemplate and, except as set forth in that certain Registration Rights Agreement dated as of December 5, 2005, to which the Corporation and the Subscriber are parties, is under no obligation to so register the Securities. The Subscriber understands and agrees further that the Securities must be held indefinitely unless they are subsequently registered under the 1933 Act and any applicable state securities laws or an exemption from registration under the 1933 Act and state securities laws covering the sale of the Securities is available.

               (c) The Subscriber is aware that:     (i) an investment in the Corporation involves a high degree of risk, lack of liquidity and substantial restrictions on transferability of interest; and (ii) no Federal or state agency has made any finding or determination as to the fairness for investment by the public, nor has made any recommendation or endorsement, of the Securities.
               (d) The Subscriber has had an opportunity to ask all questions concerning the Securities and the Corporation, to receive all answers to such questions, and to obtain additional information necessary to verify the accuracy of any information furnished to the Subscriber or to which the Subscriber had access.
               (e) The Subscriber is an “accredited investor” as such term is defined in Rule 501 of Regulation D under the Securities Act. The Subscriber has such knowledge and experience in financial and business matters that she is capable of evaluating the merits and risks of the prospective investment.
               (f) The Subscriber is a director of the Corporation and the Subscriber is voluntarily participating in the purchase of the Securities.
               (g) The Subscriber has the full right, power and authority to enter into this Agreement and any other documents contemplated thereby.
          Section 4.     The Securities subscribed for in this Agreement shall bear the following legend:
“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN STOCKHOLDERS AGREEMENT DATED AS OF DECEMBER 5, 2005, AS THE SAME MAY BE AMENDED FROM TIME TO TIME (THE “STOCKHOLDERS AGREEMENT”), BY AND AMONG VARIOUS INDIVIDUAL SIGNATORIES THERETO AND THE COMPANY, A COPY OF WHICH IS AVAILABLE AT THE PRINCIPAL OFFICE OF THE COMPANY. THE SALE, TRANSFER OR OTHER DISPOSITION OF SUCH SHARES BY THE HOLDER HEREOF IS SUBJECT TO THE TERMS OF THE STOCKHOLDERS’ AGREEMENT, WHICH PROVIDES, AMONG OTHER THINGS, THAT UNDER CERTAIN CIRCUMSTANCES THE COMPANY AND CERTAIN OTHER PERSONS HAVE THE RIGHT TO PURCHASE SUCH SHARES FROM THE HOLDER HEREOF.
UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THIS SECURITY BEFORE THE DATE THAT IS FOUR (4) MONTHS AND A DAY AFTER THE LATER OF (i)                     , 2006 AND (ii) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY CANADIAN PROVINCE OR TERRITORY.
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES OR “BLUE SKY” LAWS AND NEITHER SUCH

SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS.”
          Section 5.     The Securities subscribed for in this Agreement shall not be deemed issued to, or owned by, any Subscriber, until and only to the extent the purchase price is paid by the Subscriber.
          Section 6.     This Agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of Delaware (without regard to its laws relating to choice of law or conflict of law).
          Section 7.     This Agreement may be executed in any number of counterparts and by facsimile, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.
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          IN WITNESS WHEREOF, the duly authorized representatives of the undersigned have executed this Agreement as of the date first set forth above.

Lulu Holding, Inc.
By:	/s/ David Mussafer
	Name:	David Mussafer
	Title:	President

Subscriber
/s/ Rhoda Pitcher
Name:	Rhoda Pitcher

ANNEX I

			Purchase		Aggregate
		Number	Price		Purchase
Name of Subscriber	Series of Shares	of Shares	Per Share		Price

Rhoda Pitcher	Series A Preferred Stock, par value $0.01 per share	250	$1,000	*	$250,000	*

*	Amount listed in Canadian Dollars.